Baja Aqua Farms, S.A. de C.V. and Subsidiaries and Affiliates
(A 99.98%-owned subsidiary of AUSA EHF)

Consolidated and Combined Financial Statements for the years
Ended December 31, 2009 and 2008,
And Independent Auditors’ Report.

BAJA AQUA FARMS, S.A. DE C.V. AND SUBSIDIARIES AND AFFILIATES
(A 99.98%-owned subsidiary of Ausa Ehf)

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders’ of
BAJA AQUA FARMS, S.A. DE C.V. AND SUBSIDIARIES AND AFFILIATES

1. We have audited the accompanying consolidated and combined balance sheets of BAJA AQUA FARMS, S.A. DE C.V. AND SUBSIDIARIES AND AFFILIATES (A 99.98%-owned subsidiary of Ausa Ehf) as of December 31, 2009 and 2008, and the related consolidated and combined statements of operations, consolidated and combined changes in stockholders’ equity and consolidated and combined cash flows for the years then ended, all expressed in U.S. dollars. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

2. We conducted our audits in accordance with auditing standards generally accepted in Mexico. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

3.  As mentioned in Note 3, beginning January 1, 2009, the Company recently adopted the recognition of a provision for mortality suffered by bluefin tuna, therefore an accounting policy of Allowance for mortality inventories was registered. The effect of this change is charged to expenses for $1,733,573 with credit to inventories for that same amount, consequently, the 2009 and 2008 financial statements are not comparable.

4. The accompanying financial statements have been remeasured in accordance with the standards set forth in Statement of Financial Accounting Standards No. 52 from Mexican pesos (the currency of the country in which the Company is incorporated and in which it operates) into U.S. dollars (the functional currency of the Company) for purposes of inclusion in the consolidated financial statements of the Parent Company.

5. In our opinion, for the purpose of inclusion in the consolidated financial statements of the Parent Company, such remeasured financial statements present fairly, in all material respects, the financial position of BAJA AQUA FARMS, S.A. DE C.V. AND AFFILIATES as of December 31, 2009 and 2008, and the results of their  operations, changes in their stockholders’ equity and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

RSM  BOGARIN, ERHARD, PADILLA, ALVAREZ & MARTINEZ, S.C.

C.P.C. Jorge Luis Barraza Ruiz

Mexicali, B.C., Mexico
April 8, 2010.

BAJA AQUA FARMS, S.A DE C.V. AND AFFILIATES
(A 99.98%-OWNED SUBSIDIARY OF AUSA EHF)
CONSOLIDATED AND COMBED BALANCE SHEETS
AS OF DECEMBER 31, 2009 AND 2008
(Notes 1, 2 and 3)
(In U.S. dollars)

	2009	2008
ASSETS:
CURRENT:
Cash and cash equivalents	$669,427	$66,443
Accounts receivable (Note 4)	6,370,279	5,898,625
Due from related parties (Note 8)	192,719	1,126,894
Inventories (Note 5)	12,330,547	7,951,598
Prepaid expenses	596,740	79,243
Total current assets	20,159,712	15,122,803

DEFERRED INCOME TAXES	406,444	295,160

PROPERTY, MACHINERY AND EQUIPMENT, Net (Note 6)	3,195,951	4,343,041
Total assets	23,762,107	19,761,004

LIABILITIES:
CURRENT LIABILITIES:
Notes payable to financial institutions	1,380,849	1,312,731
Accounts payable (Note 7)	6,396,039	5,020,379
Due to related parties (Note 8)	5,446,194	5,242,866
Total liabilities	13,223,082	11,575,976

STOCKHOLDERS' EQUITY:
Common stock (Note 10)	12,290,547	12,290,547
Contributions for future increases in capital	19,755,245	19,755,245
Premium on common stock	68,042	68,042

ACCUMULATED DEFICIT:
Prior years	(23,928,806)	(26,858,293)
Net income of the year	2,353,997	2,929,487
	(21,574,809)	(23,928,806)
Total stockholders’ equity	10,539,025	8,185,028
Total liabilities and stockholders’ equity	$23,762,107	$19,761,004

See accompanying notes to financial statements.

Oc. Víctor Manuel Guardado France
Legal representative

BAJA AQUA FARMS, S.A DE C.V. AND AFFILIATES
(A 99.98%-OWNED SUBSIDIARY OF AUSA EHF)
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Notes 1, 2 and 3)
(In U.S. dollars)

	2009	2008

NET SALES	$12,201,245	$8,369,847
COST OF SALES	6,862,116	4,553,283
Gross profit	5,339,129	3,816,564

General expenses	4,181,769	8,176,177

Income (loss) from operations	1,157,360	(4,359,613)

Other income (expenses), net (Note 11)	547,211	5,298,058

Comprehensive financing income (Note 12)	(615,773)	(1,039,911)

Income before income taxes benefit	2,320,344	1,978,356

Income taxes benefit (Note 9)	(33,653)	(951,131)

Net income (Note 13)	$2,353,997	$2,929,487

See accompanying notes to financial statements.

Oc. Víctor Manuel Guardado France
Legal representative

BAJA AQUA FARMS, S.A DE C.V. AND AFFILIATES
(A 99.98%-OWNED SUBSIDIARY OF AUSA EHF)
CONSOLIDATED AND COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Notes 1, 2 and 3)
(In U.S. dollars)

		Contributions for future	Premium	Retained earnings
	Common stock	increases in capital	on common stock	Prior years	Net income of the year	Total stockholders’
Balance, December 31, 2007	$12,290,547	$0	$68,042	$(14,727,903)	$(12,130,390)	$(14,499,704)

Allocation of loss				(12,130,390)	12,130,390	0

Issuance of paid-in capital		19,755,245				19,755,245

Net income					2,929,487	2,929,487
Balance, December 31, 2008	12,290,547	19,755,245	68,042	(26,858,293)	2,929,487	8,185,028

Allocation of loss				2,929,487	(2,929,487)	0

Net income					2,353,997	2,353,997

Balance, December 31, 2009	$12,290,547	$19,755,245	$68,042	$(23,928,806)	$2,353,997	$10,539,025

See accompanying notes to financial statements.

Oc. Víctor Manuel Guardado France
Legal representative

BAJA AQUA FARMS, S.A DE C.V. AND AFFILIATES
(A 99.98%-OWNED SUBSIDIARY OF AUSA EHF)
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Notes 1, 2 and 3)
(In U.S. dollars)

	2009	2008
Operating activities:

Net income	$2,353,997	$2,929,487

Items related to investing activities:
Depreciation and amortization	631,718	1,326,507
Gain on sale fixed assets	(1,121,372)	(4,360,236)
Deferred income tax	(111,284)	(951,131)
Remeasurement gain	(841,425)	(2,473,187)
Total	911,634	(3,528,560)

Increase in accounts receivable	(245,654)	(4,939,421)
Decrease in due from related parties	938,644	9,215,432
Increase in inventories	(3,983,864)	(4,898,661)
(increase) decrease in prepaid expenses	(495,112)	99,657
Increase (decrease) in accounts payable	1,165,351	(826,140)
Decrease in due to related parties	129,368	(4,221,707)
Net cash flows used in operating activities	(1,579,633)	(9,099,400)

Investing activities:
Sales of machinery and equipment, net	1,636,744	9,420,156

Effect of exchange rate changes on cash	545,873	(1,110,862)

Net increase (decrease) in cash and cash equivalents	602,984	(790,106)

Cash and cash equivalents at beginning of year	66,443	856,549
Cash and cash equivalents at end of year	$669,427	$66,443

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$225,652	$297,323

Supplemental schedule of non-cash investing and financing activities:

Contributions for future increases in capital	$0	$19,755,245

See accompanying notes to financial statements.

Oc. Víctor Manuel Guardado France
Legal representative

BAJA AQUA FARMS, S.A DE C.V. AND AFFILIATES
(A 99.98%-OWNED SUBSIDIARY OF AUSA EHF)
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(In U.S. dollars)

NOTE 1 – NATURE OF BUSINESS

Baja Aqua Farms, S.A. de C.V. and affliates (a 99.98% owned subsidiary of Ausa Ehf) (collectively, the “Company”), is engaged in the fishing, capture, farming, harvesting and sale of blue fin tuna on international markets, using the right procedures and technology as for fishing, capture and harvest.  The Company’s exports are made primarily to Japan.

The Company does not have employees.  Administrative services are performed by other company.

NOTE 2 – BASIS OF PRESENTATION OF THE FINANCIAL STATEMENTS

a).- The Company maintains its books and records in Mexican pesos and prepares financial statements in accordance with Mexican Financial Reporting Standards (“MFRS”) issued by the Mexican Board for Research and Development of Financial Reporting Standards (the “CINIF”).  The accompanying consolidated financial statements, prepared for purposes of consolidation with the Parent Company, have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been translated into U.S. dollars as discussed below.

b).- Foreign currency financial statements. The Company’s functional currency is the U.S. dollar. Accordingly, the accompanying financial statements have been translated from Mexican pesos into U.S. dollars using current exchange rates for asset and liability accounts, paid-in capital, and for revenues and expenses.

c).- Consolidation and combination of financial statements - The consolidated and combined financial statements include the financial statements of Baja Aqua Farms, S.A. de C.V. and those of its subsidiaries and affiliates.  Variable interest entities in which the Company has an interest have been consolidated where the Company is identified as the primary beneficiary. Investments in which the Company has the ability to exercise significant influence but not control are accounted for using the equity method. All significant intercompany transactions and balances have been eliminated in consolidation.

d).- Baja Aqua Farms, S.A. de C.V and subsidiaries and affiliates and related shareholding percentages are shown below:

	Ownership
Company	Percentage
Rancho Marino Guadalupe, S.A. de C.V.	99%	Consolidated
Marpesca, S.A. de C.V.	0%	Combined

Significant intercompany balance and transactions have been eliminated in these consolidated and combined financial statements.

e).- Foreign currency financial statements - The Company’s functional currency is the U.S. Dollar. Accordingly, the financial statements for the years ended December 31, 2009 and 2008 have been translated from Mexican pesos into U.S. dollars using (i) current exchange rates for monetary asset and liability accounts, (ii) historical exchange rates for nonmonetary asset and liability accounts, (iii) historical exchange rates for revenues and expenses associated with nonmonetary assets and liabilities and (iv) the weighted average exchange rate of the reporting period for all other revenues and expenses. In addition, foreign currency transaction gains and losses resulting from U.S. dollar denominated transactions are eliminated. The resulting remeasurement gain (loss) is recorded in results of operations.

The financial statements should not be construed as representations that Mexican pesos have been, could have been or may in the future be converted into U.S. dollars at such rates or any other rates.

Relevant exchange rates used in the preparation of the financial statements were as follows (Mexican pesos per one U.S. dollar):

	2009	2008
Current exchange rate as of December 31,	$13.0587	$13.5383
Weighted average exchange rate	13.5723	11.1694

f).- On April 18, 2010, the issuance to the financial statements was authorized by Oc. Víctor Manuel Guardado France, legal representative.  These financial statements are subject to approval form the general ordinary stockholders’ meeting, where they may modify the financial statements, based on provisions set forth by the Mexican General Corporate Law.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies used in the preparation of the accompanying consolidated and combined financial statements follows:

Accounting changes

Beginning January 1, 2009, the Company recently adopted the recognition of a provision for mortality suffered by bluefin tuna, therefore an accounting police of Allowance for mortality inventories was registered. The effect of this change is charged to expenses for $1,733,573 with credit to inventories for that same amount, consequently, the 2009 and 2008 financial statements are not comparable.

a). Cash and cash equivalents.-

Cash and cash equivalents consist mainly of bank deposits in checking accounts and readily available daily investments of cash surpluses.  Cash and cash equivalents are stated at nominal value plus accrued yields, which are recognized in results as they accrue.

b). Inventories and cost of sales.-

Inventories are stated at the lower of cost or net realizable value. Cost of sales is restated using replacement cost at the time of sale.

c). Property, Machinery and equipment.-

Property, machinery and equipment are recorded at acquisition cost.  Depreciation is calculated using the straight-line method based on the useful lives of the related assets, as follows:

Average Years
Buildings	5
Machinery and equipment	10
Vehicles	4
Computers	3
Office furniture and equipment	10

d). Impairment of long-lived assets in use.-

The Company reviews the carrying amounts of long-lived assets in use when an impairment indicator suggests that such amounts might not be recoverable, considering the greater of the present value of future net cash flows or the net sales price upon disposal. Impairment is recorded when the carrying amounts exceed the greater of the aforementioned amounts. The impairment indicators considered for these purposes are, among others, operating losses or negative cash flows in the period if they are combined with a history or projection of losses, depreciation and amortization charged to results, which in percentage terms in relation to revenues are substantially higher than that of previous years, obsolescence, reduction in the demand for the services rendered, competition and other legal and economic factors.

e). Revenue recognition.-

Revenues are recognized in the period in which the risks and rewards of ownership of the inventories are transferred to customers, which generally coincides with the delivery of products to customers in satisfaction of orders.
f). Income tax and employee statutory profit-sharing.-

The higher of the regular Mexican income tax (“ISR”) or the Business Flat Tax (“IETU”) is recorded in the results of the year in which they are incurred. The Company based on its financial projections, determines whether it expects to incur ISR or IETU in the future and accordingly recognizes deferred income tax assets and liabilities for the future consequences of temporary differences between the financial statement carrying amounts of assets and liabilities and their respective ISR or IETU bases, measured using enacted rates. The effects of changes in the statutory rates are accounted for in the period that includes the enactment date.  Deferred Income Tax Assets are also recognized for the estimated future effects of tax loss carryforwards and Asset Tax credit carryforwards.  A valuation allowance is applied to reduce deferred Income Tax Assets to the amount of future net benefits that are more likely than not to be realized.

g). Comprehensive income.-

Represents changes in members’ equity during the year, for concepts other than distributions and activity in contributed social parts, and is comprised of the net income of the year, plus other comprehensive income items of the same period, which are presented directly in statement of changes in stockholders’ equity without affecting the statements of income. In 2009 and 2008 there were no other components of comprehensive income other than net income of the year.

NOTE 4 – ACCOUNTS RECEIVABLE

	2009	2008
Trade accounts receivable	$603,402	$191
Sundry debtors	4,540,045	4,738,557
Recoverable taxes	1,226,832	1,159,877
	$6,370,279	$5,898,625

NOTE 5 - INVENTORIES

	2009	2008
Blue fin	$13,833,300	$7,914,714
Sardine for consumption	74,691	36,884
Other	156,129	0
	14,064,120	7,951,598
Allowance for mortality inventories	(1,733,573)	0
	$12,330,547	$7,951,598

NOTE 6 – PROPERTY, MACHINERY AND EQUIPMENT

	2009	2008
Buildings	$101,671	$1,639,867
Machinery and equipment	6,120,997	9,409,774
Vehicles	387,792	148,280
Computers	24,140	47,566
Office furniture and equipment	35,291	90,900
	6,669,891	11,336,387
Accumulated depreciation	(3,501,912)	(7,370,750)
	3,167,979	3,965,637
Land	0	349,478
Other assets	27,972	27,926
	$3,195,951	$4,343,041

NOTE 7 – ACCOUNTS PAYABLE

	2009	2008
Trade accounts payable	$0	$828,708
Accrued expenses payable	6,006,549	3,716,492
Various taxes payable	389,490	475,179
	$6,396,039	$5,020,379

NOTE 8 – TRANSACTIONS AND BALANCES WITH RELATED PARTIES

a) Due from related parties:

Affiliates:	2009	2008
Oceanic Enterprises, Inc	$131,760	$1,030,993
Others	50,000	44,017
Management:
Víctor Manuel Guardado France	10,959	51,884
	$192,719	$1,126,894

b) Due to related parties:

Affiliates:	2009	2008
AUSA EHF	$3,144,633	$2,963,228
Servicios Administrativos BAF, S. de R.L. de C.V.	284,263	263,727
Oceanic Enterprises Inc	2,017,298	2,015,911
	$5,446,194	$5,242,866

The statements of operations included transactions with related parties for the year ended December 31, 2009 and 2008:

Costs and expenses:	2009	2008
Administrative services	$3,042,027	$4,238,396
Technical Assistance and services	1,741,047	2,144,497
Interest incurred	0	316,936
	$4,783,074	$6,699,829

Revenues:	2009	2008
Sales	$7,344,000	$5,468,173

NOTE 9 – TAXES ON INCOME

a).- The higher of the regular Mexican income tax (“ISR”) or the Business Flat Tax (“IETU”) is recorded in the results of the year in which they are incurred. The Company based on its financial projections, determines whether it expects to incur ISR or IETU in the future and accordingly recognizes deferred income tax assets and liabilities for the future consequences of temporary differences between the financial statement carrying amounts of assets and liabilities and their respective ISR or IETU bases, measured using enacted rates. The effects of changes in the statutory rates are accounted for in the period that includes the enactment date.

ISR is computed taking into consideration the taxable and deductible effects of inflation. The tax rate is 28%.

b).- On October 1, 2008, the Business Flat Tax Law (“LIETU”) was published and enacted on January 1, 2009.  In addition, on November 5, 2008, certain reforms establishing transitory application of the Law were published regarding transactions carried out in 2008 that will have an impact in 2009.  IETU, which replaces IMPAC, functions similar to an alternative minimum corporate income tax, except that any amounts paid are not creditable against future income tax payments.  IETU applies to the sale of goods, the provision of independent services and the granting of temporary use or enjoyment of goods, according to the terms of the IETU Law, less certain authorized deductions.  IETU payable is calculated by subtracting certain tax credits from the tax determined.  Revenues, as well as deductions and certain tax credits, are determined based on cash flow generated beginning January 1, 2009. Taxpayers will be subject to the higher of the IETU or the taxpayer’s ISR liability computed under the Mexican Income Tax Law.  The IETU applies to individuals and corporations, including permanent establishments of foreign entities in Mexico, at a rate of 16.5% in 2009, which will increase to 17% in 2009 and 17.5% thereafter.

c).- Income taxes are as follows:

	2009	2008
Current IETU	$77,631	0
Deferred IETU	(111,284)	(951,131)
	$(33,653)	$(951,131)

d).- The main items originating a deferred IETU asset (liability) as of December 31 are:

Asset (liability):	2009	2008
Accounts receivable	$(2,332,478)	$(5,116,340)
Fixed assets	(3,007,623)	(3,195,820)
Accounts payable	2,607,488	4,258,692
	(2,732,613)	(4,053,468)
Tax rate	17.5%	17%
Deferred IETU on temporary differences cumulative or deductible	(478,207)	(689,090)
Less: IETU at 17% on tax credits:
Undeducted balance of investments acquired from January 1998 to December 2007	308,472	403,898
Credit from immediate deduction of tax loss carryforwards	342,158	360,683
Credit on IETU losses	234,021	219,669
Deferred IETU	$406,444	$295,160

To determine deferred IETU at December 31, 2009 and 2008, the Company applied the applicable tax rates to temporary differences based on their estimated reversal dates.  The result from applying different rates is presented in the caption Effect on deferred IETU due to changes in tax rates in the income tax provision above.

e).- Carryforwards.

The benefits of restated tax loss carryforwards, can be recovered subject to certain conditions. Restated amounts as of December 31, 2008 and expiration dates are:

Year of generation	Tax loss carryforwards	Year of expiration
2001	$1,566,776	2011
2003	63,907	2013
2004	2,813,125	2014
2005	743,170	2015
2006	9,995,203	2016
2007	7,110,923	2017
2008	106,807	2018
2009	844,283	2019
	$23,244,194

NOTE 10 – STOCKHOLDERS’ EQUITY

a)
During a stockholders’ meeting held on December 23, 2008, the stockholders’ voted in favor of a future increase in capital of $19,755,245.  The meeting agreed that issuance stock and forms of payment of capital would be discussed in a future stockholders’ meeting.

b)
Retained earnings include the statutory legal reserve.  The General Corporate Law requires that at least 5% of net income of the year be transferred to the legal reserve until the reserve equals 20% of capital stock at par value (historical pesos). The legal reserve may be capitalized but may not be distributed unless the entity is dissolved.  The legal reserve must be replenished if it is reduced for any reason.

c)
Stockholders’ equity, except restated paid-in capital and tax retained earnings will be subject to income taxes payable by the Company at the rate in effect upon distribution.  Any tax paid on such distribution may be credited against annual and estimated income taxes of the year in which the tax on dividends is paid and the following two fiscal years.

NOTE 11 - OTHER INCOME AND EXPENSES

	2009	2008
Gain on sale of fixed assets	$1,121,372	$4,360,236
Leases	0	52,986
Services	0	485,970
Restated of tax recoverable balance	106	21,070
Allowance for mortality inventories	(1,733,573)	0
Various	1,159,306	377,796
	$547,211	$5,298,058

NOTE 12 – COMPREHENSIVE FINANCING INCOME

	2009	2008
Financing expenses:
Interest paid	$225,652	$1,437,170

Financing income:
Interest received	0	(3,894)
Remeasurement gain	(841,425)	(2,473,187)
	$(615,773)	$(1,039,911)

NOTE 13 – SUBSEQUENT EVENT

a)
In January 2010 due to extraordinary weather conditions, the Company suffered severe damage in some of its tuna corrals containing inventory, causing a lost of approximately US$400,000. For the above-mentioned, the Company has presented the respective claim to the insurance company for the occasioned damages.

b)	In a recent extraordinary stockholders’ meeting held last April 5, 2010, the meeting resolved to increase variable common stock by 597,63,740 Series B shares for $19,77,245 dollars.

These notes are comprehensive part of the financial statements.

Oc. Víctor Manuel Guardado France
Legal representative